EXHIBIT 99.1

                    Unaudited Pro Forma Financial Information

         The unaudited pro forma financial information for NBC Internet, Inc. ("NBCi") set forth below gives effect to the disposition by NBCi of certain assets and liabilities of its wholly-owned subsidiary, AllBusiness.com ("AllBusiness"), to BigVine, Inc. ("BVI") and BVI's subsidiary, BigVine, LLC ("BVLLC"). The historical financial information has been derived from, and is qualified by reference to, the unaudited consolidated financial information of NBCi as of and for the nine months ended September 30, 2000 and should be read in conjunction with those financial statements and notes thereto. The unaudited pro forma statement of operations data for the nine months ended September 30, 2000 set forth below gives effect to the disposition as if it occurred on January 1, 2000. The unaudited pro forma balance sheet as of September 30, 2000 set forth below gives effect to the disposition as if it occurred on that date. Financial information for the year ended December 31, 1999 has not been provided because the acquisition of AllBusiness by NBCi did not occur until March 2000. The information set forth below should be read in conjunction with the consolidated financial statements and notes thereto of NBCi which are included in its Form 10-K for the year ended December 31, 1999 and Form 10-Q for the quarterly period ended September 30, 2000, filed with the Securities and Exchange Commission. The unaudited pro forma financial information does not purport to represent what the consolidated results of operations or financial condition of NBCi would actually have been if the AllBusiness disposition had in fact occurred on such dates or the future consolidated results of operations or financial condition of NBCi.

                               NBC INTERNET, INC.
                        UNAUDITED PRO FORMA BALANCE SHEET
                                 (IN THOUSANDS)

                                                                                September 30, 2000
                                                   -----------------------------------------------------------------------------
                                                                                              PRO FORMA
                                                         NBCi       ------------------------------------------------------------
ASSETS                                               CONSOLIDATED     ALLBUSINESS         ADJUSTMENTS                  NBCi
                                                   ---------------- ----------------   ----------------          ---------------
Current assets:
   Cash and cash equivalents                       $        104,906 $          (1,556) $        (14,900) (1)        $     88,450
   Short-term investments                                   188,819                --               --                   188,819
   Accounts receivable, net                                  15,879              (772)              --                    15,107
   Note receivable from NBC, current portion                 81,502                --               --                    81,502
   Other current assets                                      12,035              (339)              --                    11,696
                                                   ---------------- -----------------  ----------------          ---------------
Total current assets                                        403,141            (2,667)          (14,900)                 385,574

Fixed assets, net                                            66,047            (3,130)               --                   62,917
Goodwill and other intangible assets, net                 1,828,277          (211,582)          116,017 (2),(3)        1,732,712
Note receivable from NBC, net of current portion            200,177                --                --                  200,177
Long-term investments                                       173,308                --                --                  173,308
Investment in BVI and BVLLC                                      --           214,200           (95,655)(1),(3)          118,545
Other assets                                                  5,803              (206)               --                    5,597
                                                   ---------------- -----------------  ----------------          ---------------

Total assets                                       $      2,676,753 $          (3,385) $          5,462               $2,678,830
                                                   ================ =================  ================          ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                $         14,727 $          (1,649) $             --               $   13,078
   Accrued compensation and related expenses                 13,600              (861)               --                   12,739
   Other current liabilities                                 17,091              (739)               --                   16,352
   Amount due to related party                               23,878                --             9,000 (1)               32,878
   Deferred revenue                                          27,144              (136)               --                   27,008
                                                   ---------------- -----------------  ----------------          ---------------
Total current liabilities                                    96,440            (3,385)            9,000                  102,055

Long-term liabilities:
   Convertible notes payable, less
      unamortized discount due to NBC
      and its affliates                                     382,333                --                --                  382,333
   Other long-term liabilities                               15,713                --                --                   15,713
                                                   ---------------- -----------------  ----------------          ---------------
Total long-term liabilities                                 398,046                --                --                  398,046

Stockholders' equity:
   Class A common stock                                   1,590,169                --                --                1,590,169
   Class B common stock                                   1,158,336                --                --                1,158,336
   Accumulated other comprehensive income (loss)            (33,380)               --                --                  (33,380)
   Deferred compensation                                    (14,809)               --             2,733 (4)              (12,076)
   Accumulated deficit                                     (518,049)               --            (6,271)(2),(4)         (524,320)
                                                   ---------------- -----------------  ----------------          ---------------
Total stockholders' equity                                2,182,267                --            (3,538)               2,178,729

Total liabilities and stockholders' equity         $      2,676,753 $          (3,385) $          5,462               $2,678,830
                                                   ================ =================  ================          ===============


See accompanying notes to pro forma financial information.

                               NBC INTERNET, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                 (IN THOUSANDS)

                                                                      Nine months ended September 30, 2000
                                                  -----------------------------------------------------------------------------
                                                                                            PRO FORMA
                                                         NBCi      ------------------------------------------------------------
                                                     CONSOLIDATED     ALLBUSINESS       ADJUSTMENTS                  NBCi
                                                  ---------------- --------------- ------------------        ------------------
Net revenue:
   Advertising revenue                            $         75,882   $      (1,413)  $             --        $           74,469
   E-commerce revenue                                       16,004          (   60)                --                    15,944
                                                  ---------------- --------------- ------------------        ------------------
Total net revenue                                           91,886          (1,473)                --                    90,413

Cost of net revenue:
   Cost of advertising revenue                              25,326          (3,672)                --                    21,654
   Cost of e-commerce revenue                                7,292              --                 --                     7,292
                                                  ---------------- --------------- ------------------        ------------------
Total cost of net revenue                                   32,618          (3,672)                --                    28,946

Gross profit                                                59,268           2,199                 --                    61,467
                                                  ---------------- --------------- ------------------        ------------------

Operating expenses:
   Operations and development                               46,094          (5,681)                --                    40,413
   Sales and marketing                                      63,419         (16,254)                --                    47,165
   General and administrative                               43,063          (1,987)                --                    41,076
   Promotion and advertising provided by NBC                64,732              --                 --                    64,732
   Amortization of deferred compensation                     8,826          (2,613)                --                     6,213
   Purchased in-process research and development             3,768              --                 --                     3,768
   Amortization of goodwill
      and other intangible assets                          259,239         (42,857)            63,714   (3)             280,096
  Loss on impairment of intangible assets                    1,873              --              3,538   (2)               5,411
                                                  ---------------- --------------- ------------------        ------------------
Total operating expenses                                   491,014         (69,392)            67,252                   488,874

Loss from operations                                      (431,746)         71,591            (67,252)                 (427,407)

Other income (expense):
   Interest income                                          29,265            (101)                --                    29,164
   Interest expense                                        (11,875)             --                 --                   (11,875)
   Loss on investments                                      (2,493)             --                 --                    (2,493)
                                                  ---------------- --------------- ------------------        ------------------

Net loss                                          $       (416,849)  $      71,490  $         (67,252)             $   (412,611)
                                                  ================ =============== ==================        ==================

Net loss per share - basic and diluted            $          (6.95)                                          $            (6.88)
                                                  ================                                           ==================

Number of shares used in per share
   calcuation - basic and diluted                           60,009                                                       60,009
                                                  ================                                           ==================


See accompanying notes to pro forma financial information.

                               NBC INTERNET, INC.
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
                                 (IN THOUSANDS)

         On November 22, 2000, NBCi disposed of certain assets and liabilities of its wholly-owned subsidiary, AllBusiness, by contributing these assets and liabilities to BigVine.com, Inc. ("BVI") and BVI's subsidiary, BigVine, LLC ("BVLLC"). In addition to these assets and liabilities of AllBusiness, NBCi also contributed approximately $14.9 million in cash and a promotional note payable to BVLLC in the amount of $9.0 million. In exchange for its contribution, NBCi received equity interests in BVI and BVLLC of 5.0% and 47.3%, respectively, for a consolidated ownership in the parent, BVI, of 49.9%. NBCi recorded a loss on impairment of intangible assets of $1.9 million during the nine months ended September 30, 2000 which represents the difference between the carrying value of the net assets to be contributed and the estimated fair value of NBCi's equity interests in BVI and BVLLC. In accordance with Accounting Principles Board opinion 18, "The Equity Method of Accounting for Investments in Common Stock," NBCi will account for its ownership of BVI and BVLLC under the equity method, recording our pro rata ownership percentage of their net loss. The pro forma equity in net loss in BVI and BVLLC for the nine months ended September 30, 2000 has not been included in the accompanying statements as the amount is not determinable.

         Pro forma adjustments for the unaudited pro forma balance sheet as of September 30, 2000 and statements of operations for the nine months ended September 30, 2000 are as follows:

1.       Represents amounts contributed by NBCi to BVI and BVLLC.

2. NBCi will record an impairment loss of approximately $3.5 million during the three months ended December 31, 2000 related to the difference between the carrying value of the net assets contributed to BVI and BVLLC and the fair value of the equity interest received.

3. The adjusted fair value of our investment in BVI and BVLLC by NBCi amounted to approximately $227.8 million, of which approximately $118.5 million was allocated to NBCi's investments in BVI and BVLLC and approximately $119.6 million was allocated to goodwill. The investment amounts were determined based on the sum of NBCi's pro rata share of BVI's and BVLLC's estimated net book values. The excess of the fair value of NBCi's investment over its pro rata share of BVI's and BVLLC's net book values has been allocated to goodwill. NBCi has estimated a useful life of 36 months for this goodwill and accordingly anticipates to amortize approximately $9.1 million per quarter. The allocation between the investment and goodwill is subject to change based on the final purchase accounting by BVLLC.

4. Represents deferred compensation relating to AllBusiness employees that received restricted stock that were vesting over a period of 2 years. In connection with the disposition, all of these shares of restricted stock were immediately vested upon the closing. The offset to this adjustment is reflected in accumulated deficit as the immediate vesting of the restricted stock resulted in a non-cash compensation charge in November 2000.

The following table provides a detail of the pro forma adjustments to goodwill and other intangible assets, net:

Goodwill in BVI and BVLLC                  $119,555
Impairment loss                              (3,538)
                                           --------
   Net adjustment to goodwill
    and other intangible assets            $116,017
                                           ========


The following table provides a detail of the pro forma adjustments to the investment in BVI and BVLLC:

Cash contributed                           $  14,900
Promotional note payable                       9,000
Goodwill in BVI and BVLLC                   (119,555)
                                           ---------
   Net adjustment to investment in
    BVI and BVLLC                          $ (95,655)
                                           =========